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Exhibit 21.1

SCHEDULE OF SUBSIDIARIES
(in alphabetical order)

WHOLLY OWNED SUBSIDIARIES OF THE REGISTRANT

AMG Capital Corp., a Delaware corporation

AMG Genesis LLC, a Delaware limited liability company

AMG LLC Holdings Corp., a Delaware corporation

AMG/Midwest Holdings, Inc., a Delaware corporation

AMG/Midwest Holdings, LLC, a Delaware limited liability company

AMG New York Holdings Corp., a Delaware corporation

AMG Properties LLC, a Delaware limited liability company

AMG/SouthwestGP Holdings, Inc., a Delaware corporation

AMG/TBC Holdings, Inc., a Delaware corporation

AMG Northeast Investment Corp., a Delaware corporation

AMG Northeast Holdings, Inc., a Delaware corporation

The Burridge Group Inc., an Illinois corporation

E.C. Rorer Partnership, a Delaware general partnership

El-Train Acquisition LLC, a Delaware limited liability company

FA (DE) Acquisition Company, LLC, a Delaware limited liability company

FA (WY) Acquisition Company, Inc., a Delaware corporation

FCMC Holdings, Inc., a Delaware corporation

First Quadrant Corp., a New Jersey corporation

First Quadrant Holdings, LLC, a Delaware limited liability company

Gofen and Glossberg Incentive LLC, a Delaware limited liability company

J M H Management Corporation, a Delaware corporation

Prides Crossing Holdings LLC, a Delaware limited liability company

Suite 3000 Holdings, Inc., a Delaware corporation

TimesSquare Manager Member LLC, a Delaware limited liability company

TMF Corp., a Delaware corporation

Topspin Acquisition, LLC, a Delaware limited liability company

Welch & Forbes, Inc. a Massachusetts corporation

ENTITIES IN WHICH THE REGISTRANT HAS A MAJORITY INTEREST (DIRECT AND INDIRECT)

Advantage Outsourcing Solutions, LLC, a Delaware limited liability company

Bowling Portfolio Management LLC, a Delaware limited liability company

The Burridge Group LLC, a Delaware limited liability company

Davis Hamilton Jackson & Associates, L.P., a Delaware limited partnership

Essex Investment Management Company, LLC, a Delaware limited liability company

First Quadrant, L.P., a Delaware limited partnership

First Quadrant U.K., L.P., a Delaware limited partnership

First Quadrant Limited, a U.K. corporation

Friess Associates, LLC, a Delaware limited liability company

Friess Associates of Delaware, LLC, a Delaware limited liability company

Frontier Capital Management Company, LLC, a Delaware limited liability company

Frontier Performance Advisers, L.P., a Delaware limited partnership

Genesis Fund Managers LLP, a Delaware limited liability partnership

Genesis Asset Managers, LLP, a Delaware limited liability partnership

Genesis Investment Management, LLP, a U.K. limited liability partnership

GeoCapital, LLC, a Delaware limited liability company

Gofen and Glossberg, L.L.C., a Delaware limited liability company

J.M. Hartwell Limited Partnership, a Delaware limited partnership

Managers Distributors, Inc., a Delaware corporation

Managers Investment Group LLC, a Delaware limited liability company

M.J. Whitman LLC, a Delaware limited liability company

M.J. Whitman Global Advisors, LLC, a Delaware limited liability company

New GAML Holdco, Ltd., a Cayman Islands company

Private Debt LLC, a Delaware limited liability company

The Renaissance Group LLC, a Delaware limited liability company

Rorer Asset Management, LLC, a Delaware limited liability company

Skyline Asset Management, L.P., a Delaware limited partnership

Systematic Financial Management, L.P., a Delaware limited partnership

Third Avenue Holdings Delaware LLC, a Delaware limited liability company

Third Avenue Management LLC, a Delaware limited liability company

TimesSquare Capital Management, LLC, a Delaware limited liability company

Tweedy, Browne Company LLC, a Delaware limited liability company

Welch & Forbes LLC, a Delaware limited liability company

333 Global Advisers LLC, a Delaware limited liability company

ENTITIES IN WHICH THE REGISTRANT HAS A MINORITY INTEREST

AQR Capital Management Holdings, LLC, a Delaware limited liability company

DFD Select Group Limited, a Guernsey company

FQN Management, LLC, a Delaware limited liability company

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  Exhibit 21.1
SCHEDULE OF SUBSIDIARIES (in alphabetical order)